Events after the Reporting Period	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Event After The Reporting Period
48.	EVENTS AFTER THE REPORTING PERIOD

(1)
The Parent Company resolved at the Board of Directors’ meeting held on February 6, 2026, to acquire and retire its treasury shares. The Parent Company plans to acquire treasury shares in the amount of KRW 200 billion through a trust agreement during the period from February 10, 2026 to June 10, 2026, and intends to cancel all shares acquired through this transaction thereafter.

(2)
Woori Bank, a subsidiary, decided to implement a voluntary retirement program through a labor-management agreement in January 2026. As a result, the termination benefits to be recognized by the Group in the first quarter of 2026 amount to KRW 181,305 million.